SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 1, 2004

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-14555	23-2254007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Leesport Financial Corp. (“Leesport”) hereby amends Item 9.01 of its Current Report on Form 8-K dated October 1, 2004 and filed October 7, 2004 (the “Report”), as set forth below.  The purpose of the Report was to disclose, pursuant to Item 2.01, Leesport’s acquisition of Madison Bancshares Group, Ltd. (“Madison”).  The purpose of this amendment is to file the required financial statements of Madison and unaudited pro forma financial information.

Leesport may from time to time make written or oral “forward-looking statements,” including statements contained in Leesport’s filings with the Securities and Exchange Commission (including this Amendment No. 1 to the Report and the exhibits hereto and thereto), in its reports to shareholders and in other communications by Leesport, which are made in good faith by Leesport pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to Leesport’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond Leesport’s control).  The words “may,” “could,” “should,” would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.  The following factors, among others, could cause Leesport’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which Leesport conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of Leesport and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors’ products and services; the willingness of users to substitute competitors’ products and services for Leesport’s products and services; the success of Leesport in gaining regulatory approval of its products and services, when required; the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; acquisitions; changes in consumer spending and saving habits; and the success of Leesport at managing the risks involved in the foregoing.

Leesport cautions that the foregoing list of important factors is not exclusive.  Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this report.  Leesport does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of Leesport.

Item 9.01            Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited consolidated statements of financial condition of Madison as of December 31, 2003 and 2002, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2003, including the report thereon dated March 23, 2004, which were included on pages F-12 through F-36 of Leesport’s Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on June 9, 2004 and amended by Pre-Effective Amendment No. 1 on August 2, 2004 (File No. 333-116331) are incorporated herein by reference.

The unaudited consolidated statements of financial condition, statements of income and statements of cash flow of Madison as of and for the nine months ended September 30, 2004 required pursuant to Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)           Pro Forma Financial Information

The pro forma financial information as of and for the nine months ended September 30, 2004 and the fiscal year ended December 31, 2003 required pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)           Exhibits:

The following exhibits are filed herewith:

23.1         Consent of Deloitte & Touche LLP.

99.1         Unaudited consolidated statements of financial condition, statements of income and statements of cash flow of Madison Bancshares Group, Ltd. as of and for the nine months ended September 30, 2004.

99.2         Unaudited pro forma consolidated condensed combined balance sheet of Leesport Financial Corp. as of September 30, 2004 and unaudited pro forma consolidated condensed combined statements of income of Leesport Financial Corp. for the nine months ended September 30, 2004 and fiscal year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: December 16, 2004

	By:	/s/ Raymond H. Melcher, Jr.
Raymond H. Melcher, Jr.
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

23.1	Consent of Deloitte & Touche LLP.
99.1	Unaudited consolidated statements of financial condition, statements of income and statements of cash flow of Madison Bancshares Group, Ltd. as of and for the nine months ended September 30, 2004.
99.2

Unaudited pro forma consolidated condensed combined balance sheet of Leesport Financial Corp. as of September 30, 2004 and unaudited pro forma consolidated condensed combined statements of income of Leesport Financial Corp. for the nine months ended September 30, 2004 and fiscal year ended December 31, 2004.